Exhibit 10.2

EXECUTION COPY

LETTER AMENDMENT No. 1
Dated as of August 31, 2016
To the banks, financial institutions
and other institutional lenders
(collectively, the “Lenders”) parties
to the Credit Agreement referred to
below and to Bank of America, N.A.,
as Agent for the Lenders

Ladies and Gentlemen:
We refer to the Amended and Restated Revolving Credit Agreement dated as of May 20, 2015 (as modified prior to the date hereof, the “Credit Agreement”) among the undersigned, the LC Subsidiaries and Subsidiary Borrowers named therein, the Issuing Banks and Swing Line Lenders named therein and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.
The Company has informed the Agent and the Lenders that it expects to incur costs of up to $300,000,000 in connection with the closing of the Old Navy stores in Japan and other portfolio and streamlining actions to be taken on or before the end of the fiscal quarter ended January 28, 2017 (“Restructuring Costs”). Such costs will not be reflected in the Company’s financial statements as extraordinary items or results of discontinued operations in accordance with GAAP and therefore would not be disregarded for purposes of the determination of “Net Income” in accordance with the Credit Agreement definition thereof. The Restructuring Costs are expected to be tracked and further detailed in the Company’s quarterly financial filings.
Section 1. Amendment. The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:
(a) The following definition is added to Section 1.01 in appropriate alphabetical order:

“Restructuring Costs” means costs of up to $300,000,000 in connection with the closing of the Old Navy stores in Japan and other portfolio and streamlining actions to be taken by the Company on or before the end of the Fiscal Quarter ended January 28, 2017.
(b)The definition of “Net Income” is amended in full to read as follows:

“Net Income” of any Person means, for any period, net income before (i) extraordinary items, (ii) the results of discontinued operations, (iii) Restructuring Costs and (iv) the effect of any cumulative change in accounting principles, determined in accordance with GAAP.
Section 2. Representation. The Company represents and warrants that the representations and warranties contained in Section 6.01 of the Credit Agreement are correct on and as of the date hereof,

except to the extent that any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, before and after giving effect to this Letter Amendment, and no Default has occurred and is continuing.
Section 3. Effectiveness, Etc. This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Majority Lenders. This Letter Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.
On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.
The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the modification and waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two signature page of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.
This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier or other electronic medium shall be effective as delivery of an original executed counterpart of this Letter Amendment.

Gap Letter Amendment No. 1

This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.
Very truly yours,
THE GAP, INC.
By: /s/ Roger Chelemedos
Name: Roger Chelemedos
Title: SVP Finance and Treasurer

Agreed as of the date first above written:
BANK OF AMERICA, N.A., as Agent
By: /s/ Robert Rittelmeyer
Name: Robert Rittelmeyer
Title: Vice President

BANK OF AMERICA, N.A., as a Lender
By: /s/ Carlos J. Medina
Name: Carlos J. Medina
Title: Vice President

JPMORGAN CHASE BANK, N.A.
By: /s/ Lauren Baker
Name: Lauren Baker
Title: Vice President

CITIBANK, N.A.
By: /s/ John Van Brederode
Name: John Van Brederode
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
By: /s/ Roderick Feltzer
Name: Roderick Feltzer
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Maribelle Villaseñor
Name: Maribelle Villaseñor
Title: Vice President

Gap Letter Amendment No. 1

THE BANK OF NOVA SCOTIA
By: /s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Director and Execution Head

DEUTSCHE BANK AG NEW YORK BRANCH
By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By: /s/ Ross Levitsky
Name: Ross Levitsky
Title: Managing Director

GOLDMAN SACHS BANK USA
By: /s/ Mehmet Barlas
Name: Mehmet Barlas
Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION
By: /s/ Joyce P. Dorsett
Name: Joyce P. Dorsett
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION
By: /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Gap Letter Amendment No. 1